UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2014

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 High Point Drive, Irving, TX	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 453-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On April 23, 2014, HealthDataInsights, Inc. (HDI), a wholly owned subsidiary of HMS Holdings Corp. (the “Registrant”) was advised that its protests of the payment terms included in the Request for Quotes issued by the Centers for Medicare & Medicaid Services (CMS) with respect to the Medicare Recovery Audit Contractor Program for Regions 1-4 have been denied by the Government Accountability Office (GAO).  The official decision has not yet been released to the Registrant since it contains protected information under a protective order.  HDI does not believe that this ruling will adversely impact any procurement decision by CMS, but the results of that procurement decision are not guaranteed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HMS HOLDINGS CORP. (Registrant)

By:	/s/ Eugene V. DeFelice
Name:	Eugene V. DeFelice
Title:	Executive Vice President, General Counsel & Corporate Secretary

Dated: April 24, 2014

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